Exhibit 10.4

THIRD AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Third Amendment”) is made and entered into as of July 19, 2017 (the “Amendment Effective Date”), by and between Verandas at Mitylene, LLC, a Delaware limited liability company ("Seller"), and Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Purchaser").

WITNESSETH THAT:

WHEREAS, Purchaser and Seller entered into that certain Purchase and Sale Agreement, dated May 30, 2017, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of June 12, 2017, and as further amended by that certain Second Amendment to Purchase and Sale Agreement, dated as of July 6, 2017 (collectively, the "Contract"), with respect to certain real property located in Montgomery County, Alabama, and being more particularly described in the Contract; and

WHEREAS, Purchaser and Seller desire to amend the Contract as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the sum of Ten Dollars ($10.00) and other good and valuable consideration, paid by each of the parties hereto to the other, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1.                  Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings respectively ascribed to them in the Contract.

2.                  Increase in Purchase Price. The Purchase Price specified in Section 1.4 of the Contract is hereby amended to be Thirty Six Million Five Hundred Fifty Thousand and No/100 Dollars ($36,550,000.00).

3.                  Ratification. Except as amended hereinabove, the Contract remains unmodified and is hereby ratified and confirmed for all purposes and in all respects.

4.                  Counterparts. This Third Amendment may be executed in multiple, telecopied counterparts, all of which shall constitute one and the same instrument.

5.                  Entire Agreement. The Contract, as amended by this Third Amendment, constitutes the entire agreement of the parties with respect to the subject matter thereof and fully supersedes any and all prior or contemporaneous written or oral agreements and understandings between the parties pertaining to such subject matter.

6.                  Time of the Essence. Time is of the essence with respect to the Contract and this Third Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Third Amendment as of the Amendment Effective Date.

SELLER: VERANDAS AT MITYLENE, LLC, a Delaware limited liability company

By:	FDC Development JV, LLC, a Delaware limited liability company, its sole Member

	By:	Flournoy Development Company, LLC, a Georgia limited liability company, its Manager

		By:	/s/ Thomas H. Flournoy
Thomas H. Flournoy, its President

[Signatures continued on following page]

[Signatures continued from preceding page]

PURCHASER: Inland Real Estate Acquisitions, Inc., an Illinois corporation

By:	/s/ Mark J. Cosenza
Name:	Mark J. Cosenza
Title:	Senior Vice President

[End of signatures]

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